Page 1 of 7 PROMISSORY NOTE $5,385,000.00 San Antonio, Texas November 13, 2008 FOR VALUE RECEIVED, the undersigned, ABRAXAS PROPERTIES INCORPORATED, a Texas corporation and ABRAXAS PETROLEUM CORPORATION, a Nevada corporation, as maker (hereinafter collectively called "Maker"), promises to pay to the order of PLAINSCAPITAL BANK, a Texas Financial Institution, as payee (hereinafter called "Payee", which term shall also refer to any subsequent owner or holder of this Note), the principal sum of FIVE MILLION THREE HUNDRED EIGHTY-FIVE THOUSAND AND NO/100 DOLLARS ($5,385,000.00), or so much thereof as may have been advanced, together with interest thereon accruing on any and all principal amounts from time to time remaining unpaid, at the per annum rate hereinafter stated (the "Stated Rate"), said principal and interest being payable in lawful money of the United States of America at 150 East Sonterra Boulevard, Suite 150, San Antonio, Bexar County, Texas 78258. This Note shall bear interest, except on past due sums, at a per annum rate equal to the lesser of SIX AND THREE HUNDRED SEVENTY-FIVE THOUSANDTHS OF ONE PERCENT (6.375%), fixed, or the Maximum Lawful Rate (as hereinafter defined) permitted by applicable law. Interest shall be calculated on the basis of a three hundred sixty (360) day year for the actual number of days elapsed (including the first day, but excluding the last day), unless such rate would result in a usurious rate, in which case, interest shall be calculated on the basis of three hundred sixty-five (365) or three hundred sixty-six (366) days, as appropriate. Beginning thirty (30) days from the date hereof, principal and accrued interest in equal monthly payments will be due and payable in the amount of THIRTY-NINE THOUSAND SEVEN HUNDRED FIFTY-THREE AND 81/100 DOLLARS ($39,753.81) each, which is based on a twenty (20) year level payment amortization, until May 13, 2015 (the “Maturity Date”). At that time, the entire amount of principal and accrued interest remaining unpaid will be due and payable. Interest will be calculated on the unpaid principal to the date of each payment made. Payments will be credited first to accrued unpaid interest and then to reduction of principal. The Stated Rate shall not originally be, nor ever be increased to, a rate greater than the maximum non-usurious contract rate of interest (determined from time to time if the applicable maximum rate is a floating rate) that Payee may charge Maker under applicable law and in regard to which Maker would be prevented successfully from raising the claim or defense of usury. Nothing is this Note or any related contract, charge or receipt, is intended to permit Payee or any other person to contract for, charge or receive any interest or other amount in excess of the maximum rate or amount allowed by applicable law, including, as applicable, the laws of the United States of America and any preemptions thereunder. For purposes of determining compliance with applicable laws, the following shall apply to the maximum extent permitted by law: (a) any contract, charge or receipt, whether occurring now or in the future, shall be strictly limited by this provision; (b) the “Maximum Lawful Rate” shall mean the maximum lawful ceiling, rate or amount that lender could have contracted to charge or receive under Texas law or applicable federal law, whichever permits the highest maximum ceiling, rate or amount; (c) to the extent Texas law establishes the Maximum Lawful Rate, the parties elect the “weekly” rate under Chapter 303 of the Texas Finance Code or the most favored lender rate, whichever is Exhibit 10-1

Page 2 of 7 greater; (d) the Payee may calculate rates or amounts by amortizing, prorating, allocating, and spreading amounts contracted for, charged or received over the full term or longer if permitted by applicable law; (e) no contract, charge or receipt shall obligate maker or any obligor to pay any amount in excess of the Maximum Lawful Rate; and (f) any contract, charge or receipt that, in the event of acceleration or under any other contingency whatsoever, purports to require the payment or collection of any amount in excess of the Maximum Lawful Rate, shall be automatically constrained and reformed so as not to obligate maker or any obligor to pay any amount in excess of the Maximum Lawful Rate. If the Payee or any other person ever contracts for, charges or receives a rate or amount in excess of the Maximum Lawful Rate respecting this loan document or any related contract, charge or receipt, the excess (whether denominated principal, time-price differential, interest, charge, fee or otherwise) shall be automatically constrained and subject to reallocation, cancellation, credit, application, or refund so as to eliminate any amount in excess of the Maximum Lawful Rate. In addition to and without limitation of any defenses to which Payee may be entitled under applicable law, Maker and any obligor agree to provide Payee with written notice and a reasonable opportunity of at least sixty (60) days to correct any excessive contract, charge or receipt, and any corrective action by Payee shall relieve Payee of any liability regarding same. Any such notice to Payee must be by certified mail, return receipt requested, and must provide Payee with specific details regarding the nature and extent of any alleged excessive contract, charge or receipt. In the event Maker elects to prepay this Note, Maker shall provide written notice thereof to Payee at least thirty (30) days prior to the date to be fixed therein for prepayment, and such prepayment shall include the payment of all accrued interest on the amount prepaid (and any interest payable at a higher per annum rate for late payments, if any, and any other sums that may be payable under any other loan document executed by Maker in connection with this Note) to the date so fixed. Maker may prepay this Note in whole or in part at any time without being required to pay any penalty or premium for such privilege. All payments hereunder, whether designated as payments of principal or interest, shall be applied first to unpaid and accrued interest, then to the discharge of any expenses or damages for which the holder of this Note may be entitled to receive reimbursement under the terms of this Note or any other instrument now or hereafter executed in connection with or as security for this Note, and last to unpaid principal. In the application of any prepayment of principal as provided for in the preceding sentence, if any principal hereof is to be paid in installments, in the absence of any written agreement between Maker and Payee, each such prepayment shall be applied to installments of principal in the inverse order of maturity. All past due sums, including principal and interest of this Note, whether due as the result of acceleration of maturity or otherwise, shall bear interest at the lesser of 18% per annum or the Maximum Lawful Rate from the date the payment thereof shall have become due until the same have been fully discharged by payment. In addition, Payee may charge and collect a late fee of five percent (5.0%) of any scheduled installment that is more than ten (10) days past due. Upon an event of default (as defined in the mortgage or Deed of Trust securing this Note and described below or in the Loan Agreement between Maker and Payee of even date herewith governing the terms of the Loan evidenced by this Note), at the option of Payee and subject to notice and rights to cure provided to Maker under the terms of the Loan Agreement or the Deed of

Page 3 of 7 Trust, this Note and any and all other indebtedness of Maker to Payee shall become and be due and payable forthwith without demand, notice of default or of intent to accelerate the maturity hereof, notice of acceleration, notice of nonpayment, presentment, protest or notice of dishonor, all of which are hereby expressly waived by Maker and each other liable party. Notwithstanding anything to the contrary in the mortgage or Deed of Trust securing this Note, the Maker shall be in default under this Note in the event that Maker or any guarantor defaults under any loan, extension of credit, security agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Maker’s property or Maker’s ability to repay this Note or perform Maker’s obligations under this Note or any related document. Maker and each other liable party shall be directly and primarily, jointly and severally, liable to any legal holder of this Note for the payment of all sums called for hereunder. Maker and each other liable party hereby expressly and severally waive grace, any and all demands of any kind or nature whatsoever, any and all notices of any kind or nature whatsoever (including but not limited to notice of default, notice of non-payment, notice of dishonor, notice of intent to accelerate the maturity hereof, notice of acceleration of the maturity hereof, or notice of protest), dishonor, presentment of any kind or nature whatsoever, protest, and diligence in collecting or bringing any suit on or under this Note or any other instrument now or hereafter executed in connection with or as security for this Note, whether before or after the maturity of this Note, except to the extent expressly set forth in the Loan Agreement, the Deed of Trust or this Note. Maker and each other liable party agree: (1) that Payee or other legal holder of this Note may, at any time, and from time to time, on request of or by agreement with Maker or any other liable party, with or without notice to or the consent of Maker or any other liable party, extend the date of maturity of, renew, extend for any period or rearrange all or any part hereof; (2) that it will not be necessary for Payee or any holder hereof, in order to enforce payment of this Note, to first institute or exhaust its remedies against Maker or any other liable party or to enforce its rights against any security for this Note; and (3) to any substitution, exchange or release of any security now or hereafter given for this Note or the release of any party, in whole or in part, primarily or secondarily liable hereon, with or without notice to or the consent of Maker or any other liable party. If in the event of default hereunder or under any other instrument now or hereafter executed in connection with or as security for this Note, this Note is placed in the hands of any attorney for collection (whether or not suit is filed), or if this Note is collected by suit or legal proceedings or through probate, bankruptcy, receivership, reorganization, arrangement or other legal proceedings, Maker and each other liable party agree to pay the reasonable attorneys fees of Payee and the expenses of collection in connection therewith, but in no event to exceed the maximum amount permitted by applicable law. In addition to any other right, security interest, or remedy which Payee may have or which may be available to Payee or which may exist, arising out of or created under this Note, any other instrument now or hereafter executed in connection with or as security for this Note, statutory law, common law, equitable principles, or otherwise, Maker and each other liable party agree that:

Page 4 of 7 (1) Maker and each other liable party hereby pledge to Payee as security for the payment of any sums due hereunder and any and all other indebtedness or obligations of Maker or any other liable party, respectively, to Payee with respect to the Loan evidenced by this Note, and grant Payee a lien on and security interest in, all funds and property of Maker and each other liable party on deposit with Payee or in control or possession of Payee, it being expressly understood that the pledge and lien hereby granted and created shall be in addition to Payee's right of set off, as well as any other rights and remedies which Payee may have; however, while the Société Générale Credit Agreement (as defined in the Business Loan Agreement of even date herewith) is in full force and effect, the security interest and lien is limited to extend only to such deposits or indebtedness that arise from rental or other income generated by the Land, the Improvements or the Leases; and (2) in the event of default hereunder or under any other instrument now or hereafter executed in connection with or as security for this Note, Payee is hereby authorized at any time and from time to time, to set off (less any rebate required by law) any and all money and deposits (general or special, time or demand, provisional or final), at any time held and other indebtedness at any time owing by Payee to or for the credit or the account of Maker or any other liable party and Payee may retain and apply said money, deposits or proceeds of such collections to the payment of or against any and all sums due hereunder and any and all other indebtedness or obligations of Maker or any other liable party to Payee with respect to the Loan evidenced by this Note, irrespective of whether or not Payee shall have made any demand under this Note or the instrument creating such indebtedness or obligation, and although such indebtedness or obligations may be unmatured, provided however, Payee agrees promptly to notify the party whose account has been set off after any such set off and application has been made by Payee, but, provided further, that the failure to give such notice shall not affect the validity of such set off and application thereof, it being expressly understood that the rights of Payee under this subparagraph are in addition to any other rights and remedies, including, without limitation, other rights of set off, which Payee may have; further provided, however, that while the Société Générale Credit Agreement (as defined in the Business Loan Agreement of even date herewith) is in full force and effect, the offset rights set forth above are limited to extend only to such deposits or indebtedness that arise from rental or other income generated by the Land, the Improvements or the Leases. If Maker's or any other liable party's deposits or right to receive money from Payee is also owned by someone who has not agreed to pay this Note, Payee's right of set off will apply to Maker's or such other liable party's interest in the deposit or obligation and to any other amounts Maker or such other liable party could withdraw on Maker's or such other liable party's sole request, signature or endorsement. Payee's right of set off does not apply to an account or other obligation where Maker's or any other liable party's rights are only as a fiduciary, nor shall any such right of set off apply to any Individual Retirement Account, other tax deferred retirement account or any other property which is exempt by law. Payee will not be liable for the dishonor of any check when the dishonor occurs because Payee set off any indebtedness pursuant to this subparagraph against any of Maker's or any other liable party's account, and Maker and such other liable parties agree to hold Payee harmless from any claims arising as a result of Payee's exercise of Payee's right of setoff. Any check, draft, money order or other instrument given in payment of any portion of this

Page 5 of 7 Note may be accepted by the holder hereof and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the holder hereof except to the extent that actual cash proceeds of such instrument are unconditionally received by the holder and applied to this indebtedness in the manner provided elsewhere herein. This Note is the promissory note referred to herein, has been issued pursuant to, is entitled to the benefits of, and/or is secured by the following (all of which, together with this Note and all other documents executed and delivered in connection with the loans evidenced by this Note, are referred to as the “Loan Documents”): (1) a first lien created by that certain Deed of Trust, Security Agreement and Financing Statement (the “Deed of Trust”) of even date herewith, executed by Abraxas Properties Incorporated to Les Eubank Trustee, that conveys the following described real property to wit: LOTS 3 AND 4, BLOCK 7, NEW CITY BLOCK 17606, CREEKSIDE@CONCORD PARK (PLANNED UNIT DEVELOPMENT), IN THE CITY OF SAN ANTONIO, BEXAR COUNTY, TEXAS, ACCORDING TO PLAT THEREOF RECORDED IN VOLUME 9562, PAGE(S) 156-157, DEED AND PLAT RECORDS OF BEXAR COUNTY, TEXAS. (2) all other security agreements, pledge agreements, collateral assignments, deeds of trust, mortgages, and other lien instruments of any nature, including those (if any) executed simultaneously herewith, and those heretofore or hereafter executed, by Maker and/or other(s) in favor of Payee as security for this Note and any other sums that Maker may owe to Payee. Reference is hereby made to the above documents for a more particular description of the property covered thereby and for all relevant purposes. By the acceleration clauses herein, the Payee expressly does not intend thereby to collect any excessive unearned interest or finance charges in the event of acceleration of the amounts due hereunder. Each Maker states that the purposes of the loan evidenced by this Note are primarily for business and commercial purposes, and not for personal, family, household, or agricultural purposes. Each Maker is jointly and severally responsible for the entire amount of this Note. The terms Maker and Payee and other nouns and pronouns include the plural if more than one and include the masculine or feminine where appropriate. NOTICE TO MAKER: THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

Page 6 of 7 CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS LOAN IS PAYABLE IN FULL AT MATURITY. YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. THE PAYEE IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT YOU MAY OWN, OR YOU WILL HAVE TO FIND A LENDER, WHICH MAY BE THE LENDER YOU HAVE THIS LOAN WITH, WILLING TO LEND YOU THE MONEY. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME LENDER. A NEW APPLICATION FOR REFINANCING MAY BE CONSIDERED AT MATURITY. THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS. IN CONNECTION THEREWITH, THE PARTIES ELECT THE WEEKLY RATE CEILING UNDER CHAPTER 303 OF THE TEXAS FINANCE CODE. THE PARTIES AGREE THAT THIS LOAN IS FOR BUSINESS PURPOSES, SHALL BE GOVERNED BY SUBTITLE A OF TITLE 4 OF THE TEXAS FINANCE CODE, AND SHALL NOT BE GOVERNED BY CHAPTER 346 OF THE TEXAS FINANCE CODE. IT IS EXPRESSLY AGREED AND UNDERSTOOD THAT THE DISTRICT COURTS OF BEXAR COUNTY, TEXAS AND FEDERAL DISTRICT COURT FOR THE WESTERN DISTRICT OF TEXAS SHALL HAVE EXCLUSIVE JURISDICTION AND VENUE OF ALL PROCEEDINGS BASED ON OR ARISING OUT OF THIS NOTE, AND MAKER HEREBY SUBMITS TO THE JURISDICTION OF SUCH COURTS. EXECUTED to be effective on the date above first written. MAKER: ABRAXAS PROPERTIES INCORPORATED, a Texas corporation By:__________________________________ ROBERT L.G. WATSON, President By:__________________________________ CHRIS E. WILLIFORD, Vice-President

Page 7 of 7 ABRAXAS PETROLEUM CORPORATION, a Nevada corporation By:__________________________________ ROBERT L.G. WATSON, President